EXHIBIT 99.6

Equity One Mortgage 04-3 - BE Analysis - Class B3



Balance         $7,110,000.00           Delay                   0
                                        Dated                   7/23/2004
Settle          7/23/2004               First Payment           8/25/2004

                                                WAL                                     1.74
                             Principal Window Begin                                       15
                               Principal Window End                                       30
                                Principal Writedown                              0.00 (0.00%)
           Total Collat Group Loss (Collat Maturity)                    34,968,037.20 (5.41%)
    Total Collat Group Liquidation (Collat Maturity)                   79,562,422.47 (12.31%)

                                        Prepay (FRM)                100% WAMCO FRM CPR Curve
                                        Prepay (ARM)                100% WAMCO ARM CPR Curve
                                       Default (FRM)               100% WAMCO FRM LOSS Curve
                                      Loss Severity                                      45%
                                       Default (ARM)               100% WAMCO FRM LOSS Curve
                                      Loss Severity                                      40%
                                  Servicer Advances                                     100%
                                    Liquidation Lag                                       12
                                           Triggers                                     FAIL
                                Optional Redemption                                  Call (N)


                                     4.37                                    8.07                                    10.79
                                       15                                      15                                       15
                                      161                                     216                                      359
                              0.00 (0.00%)                            0.00 (0.00%)                       109,251.42 (1.54%)
                     42,642,842.57 (6.60%)                   49,947,940.23 (7.73%)                    51,691,174.85 (8.00%)
                    97,025,337.39 (15.01%)                 113,647,965.66 (17.58%)                  117,614,843.08 (18.20%)

                 100% WAMCO FRM CPR Curve                100% WAMCO FRM CPR Curve                 100% WAMCO FRM CPR Curve
                 100% WAMCO ARM CPR Curve                100% WAMCO ARM CPR Curve                 100% WAMCO ARM CPR Curve
                125% WAMCO FRM LOSS Curve               150% WAMCO FRM LOSS Curve             156.15% WAMCO FRM LOSS Curve
                                      45%                                     45%                                      45%
                125% WAMCO FRM LOSS Curve               150% WAMCO FRM LOSS Curve             156.15% WAMCO FRM LOSS Curve
                                      40%                                     40%                                      40%
                                     100%                                    100%                                     100%
                                       12                                      12                                       12
                                     FAIL                                    FAIL                                     FAIL
                                  Call (N)                                Call (N)                                 Call (N)

                                     4.71                                    3.90
                                       15                                      15
                                       24                                      23
                     3,939,967.85 (55.41%)                   4,726,315.63 (66.47%)
                     56,907,697.62 (8.80%)                   63,544,459.22 (9.83%)
                   129,485,972.83 (20.03%)                 144,590,365.31 (22.37%)

                 100% WAMCO FRM CPR Curve                100% WAMCO FRM CPR Curve
                 100% WAMCO ARM CPR Curve                100% WAMCO ARM CPR Curve
                175% WAMCO FRM LOSS Curve               200% WAMCO FRM LOSS Curve
                                      45%                                     45%
                175% WAMCO FRM LOSS Curve               200% WAMCO FRM LOSS Curve
                                      40%                                     40%
                                     100%                                    100%
                                       12                                      12
                                     FAIL                                    FAIL
                                  Call (N)                                Call (N)

Prepayment:
Fixed  2-15cpr over 18mo, level at 18 thereafter
Float: 10-25cpr over 24 months, 60c for 6, 50c for 6, 45c for 6, 40c for 6, 30c for 18, 25 for life

Losses:
Fixed: 0-4cdr over 24mo, ramp back down to 2cdr over next 84mo, level at 2 **45% sev**
Float: 0-9cpr over 30mo, ramp back down to 4cdr over next 84mo, level at 4 **40% sev**